                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          EL PASO NATURAL GAS COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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

LOGO

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of El Paso Natural Gas Company, doing business as El Paso Energy Corporation (the "Company"), which will be held on Monday, March 2, 1998, at 10:00 a.m. (central standard time), at The Adolphus Hotel, 1321 Commerce Street, Dallas, Texas. The accompanying Notice of Special Meeting of Stockholders and Proxy Statement describe the business to be transacted at the Special Meeting.

     Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes. You can help the Company avoid the necessity and expense of sending follow-up letters to ensure a quorum is represented by promptly returning the enclosed proxy card in the accompanying envelope.

                                                        Sincerely,

                                                    /s/ WILLIAM A. WISE

                                                      WILLIAM A. WISE
                                                   Chairman of the Board
                                                and Chief Executive Officer

Houston, Texas
February 6, 1998

                          EL PASO NATURAL GAS COMPANY
                                 1001 LOUISIANA
                              HOUSTON, TEXAS 77002

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                 MARCH 2, 1998

     A Special Meeting of Stockholders of El Paso Natural Gas Company, doing business as El Paso Energy Corporation (the "Company"), will be held on Monday, March 2, 1998, at 10:00 a.m. (central standard time), at The Adolphus Hotel, 1321 Commerce Street, Dallas, Texas, for the following purposes:

     1. To amend the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 100,000,000 shares, par value $3.00 per share, to 275,000,000 shares, par value $3.00 per share; and

     2. To transact any other business which may be properly brought before the Special Meeting.

     Only stockholders of record at the close of business on February 2, 1998 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes.

                                            By Order of the Board of Directors

                                                  /s/ DAVID L. SIDDALL

                                                     DAVID L. SIDDALL
                                                   Corporate Secretary

Houston, Texas
February 6, 1998

                          EL PASO NATURAL GAS COMPANY
                                 1001 LOUISIANA
                              HOUSTON, TEXAS 77002

                                PROXY STATEMENT

                SPECIAL MEETING OF STOCKHOLDERS -- MARCH 2, 1998

     This Proxy Statement with the accompanying Notice of Special Meeting of Stockholders and proxy card are being mailed to stockholders beginning on or about February 6, 1998. The proxy is solicited by the Board of Directors of El Paso Natural Gas Company, doing business as El Paso Energy Corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") on Monday, March 2, 1998. Shares of the Company's common stock, par value $3.00 per share (the "Common Stock"), represented by a properly executed proxy in the accompanying form, will be voted at the Special Meeting. The proxy may be revoked at any time before its exercise by sending written notice of revocation to Mr. David L. Siddall, Corporate Secretary, El Paso Natural Gas Company, 1001 Louisiana, Houston, Texas 77002, by signing and delivering a subsequently dated proxy or by attending the Special Meeting in person and giving notice of revocation to the Inspector of Election.

     February 2, 1998, was the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. On that date there
were outstanding and entitled to vote [          ] shares of Common Stock, which
is the Company's only outstanding class of voting securities. For a period of at least ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder during ordinary business hours at The Adolphus Hotel, 1321 Commerce Street, Dallas, Texas.

     Each stockholder is entitled to one vote on each proposal for each share of Common Stock held as of the record date. One Inspector of Election, from The First National Bank of Boston and appointed by the Board of Directors, shall have authority to receive, inspect, electronically tally and determine the validity of the proxies which are received. In accordance with the Company's By-laws, in determining the number of votes cast for or against a proposal, an abstention by a stockholder will be a vote of abstention with respect to the proposal voted upon and will not be treated as a vote "for" or "against" the proposal; however, an abstention and a broker non-vote will be included when determining whether a quorum is present. The Company's By-laws also provide that a non-vote by a broker will be treated as if the broker never voted, but a non-vote by a stockholder will be tallied as a vote "for" the management proposal.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of January 10, 1998, regarding the beneficial ownership of the Company's Common Stock by (i) each Director of the Company, (ii) each of the Company's named executives (as hereinafter defined), and (iii) all Directors and executive officers of the Company as a group. No family relationship exists between any of the Directors and executive officers of the Company.

    TITLE OF                                     BENEFICIAL OWNERSHIP      STOCK                  PERCENT
     CLASS                    NAME              (EXCLUDING OPTIONS)(1)   OPTIONS(3)     TOTAL     OF CLASS
    --------                  ----              ----------------------   ----------   ---------   --------
  Common Stock   Byron Allumbaugh..............          10,602              8,000       18,602         *
                   Director
  Common Stock   Juan Carlos Braniff...........             204              3,000        3,204         *
                   Director
  Common Stock   Peter T. Flawn, Ph.D..........           2,176              4,000        6,176         *
                   Director
  Common Stock   James F. Gibbons, Ph.D........           5,939              7,000       12,939         *
                   Director

                                                         BENEFICIAL OWNERSHIP
    TITLE OF                                                  (EXCLUDING          STOCK                  PERCENT
      CLASS                        NAME                       OPTIONS)(1)       OPTIONS(3)    TOTAL     OF CLASS
-----------------  ------------------------------------  ---------------------  ----------  ----------  ---------
Common Stock       Ben F. Love.........................            19,704            1,000      20,704          *
                     Director
Common Stock       Kenneth L. Smalley..................             9,704            6,000      15,704          *
                     Director
Common Stock       Malcolm Wallop......................             3,403            6,000       9,403          *
                     Director
Common Stock       William A. Wise.....................           568,575(2)       586,592   1,155,167      1.89%
                     Chairman, President & CEO
                     El Paso Energy Corporation
Common Stock       H. Brent Austin.....................            84,154          101,505     185,659          *
                     Executive Vice President and
                     Chief Financial Officer
                     El Paso Energy Corporation
Common Stock       John W. Somerhalder II..............            76,802           97,733     174,535          *
                     President
                     Tennessee Gas Pipeline
                     Company
Common Stock       Britton White, Jr...................            86,327           86,400     172,727          *
                     Executive Vice President &
                     General Counsel
                     El Paso Energy Corporation
Common Stock       Joel Richards III...................            84,131           86,400     170,531          *
                     Executive Vice President
                     El Paso Energy Corporation
Common Stock       Directors and executive officers as
                   a group (17 persons total, including
                   those individuals listed above).....         1,449,051        1,293,389   2,742,440      4.44%

---------------

 *  Less than 1%.

(1) Directors and executive officers have sole voting and investment power of the shares of Common Stock reflected in the table above, except that each of Messrs. Allumbaugh, Gibbons, Wise, Austin and White shares with one or more other individuals voting and investment power with respect to 2,238, 4,000, 5,400, 159 and 1,000 shares of Common Stock, respectively. Some shares of Common Stock reflected in this column for certain individuals are subject to restrictions.

(2) Mr. Wise's beneficial ownership excludes 200 shares of Common Stock owned by his children under the Uniform Gifts to Minors Act, of which Mr. Wise disclaims beneficial ownership.

(3) The Directors and executive officers have the right to acquire the shares of Common Stock reflected in this column within 60 days through the exercise of stock options and/or tandem stock appreciation rights ("SARs").

                                    PROPOSAL

PROPOSAL NO. 1 -- AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                  THE NUMBER OF SHARES OF COMMON STOCK TO 275,000,000.

     At a meeting held on January 21, 1998, the Board of Directors voted unanimously to recommend to the stockholders that the number of authorized shares of the Common Stock of the Company be increased from 100,000,000 shares having a par value of $3.00 per share to 275,000,000 shares having a par value of $3.00 per share. The change will not affect the number of shares or par value of the Company's preferred stock, which will continue to be comprised of 25,000,000 shares having a par value of $0.01 per share. The proposed increase in the number of authorized shares of Common Stock would be accomplished by replacing the first sentence of Article 4 of the Restated Certificate of Incorporation, as amended, to read as follows:

          "The total number of authorized shares of all classes of stock of this corporation shall consist of 275,000,000 shares of common stock having a par value of $3.00 per share and 25,000,000 shares of preferred stock having a par value of $0.01 per share."

     At the same January meeting, the Board of Directors voted, subject to approval by the stockholders of the proposed amendment to the Restated Certificate of Incorporation, to split the outstanding shares of Common Stock two-for-one, such stock split to be effected by means of a dividend distribution of one new share as a dividend with respect to each existing share of Common Stock outstanding on March 13, 1998, the proposed record date for the split. In addition, one additional share of Common Stock would be reserved for issuance for each share so reserved as of the effective date of such distribution.

     The Board of Directors believes that the proposed split of the Common Stock is in the best interests of the Company and its stockholders by providing a broader market for the Common Stock. The increase in the number of authorized shares of Common Stock, if approved by the stockholders, will indicate the stockholders approval of the two-for-one split. In the event the proposal is not approved, the Board of Directors nevertheless reserves the right to declare a stock split, subject to the current authorized capital.

     As of January 10, 1998, the Company had 60,534,068 shares of Common Stock outstanding and an additional 8,581,854 shares reserved for issuance pursuant to the terms of various stock-based employee benefit plans. In addition to the stock split, the Board of Directors believes that the increase in the number of authorized shares of Common Stock will provide the Company with additional shares for possible equity financings, opportunities for expanding the Company's business through investments and acquisitions, stock splits or stock dividends, executive and employee stock plans and for other purposes. If the proposed amendment to the Restated Certificate of Incorporation is approved, the number of shares available for future issuance will be 136,768,156.

     Shares of Common Stock issued pursuant to the stock split will have the same rights as the shares of Common Stock currently outstanding, and such split will not have a dilutive effect because each stockholder will effectively maintain the same percentage ownership interest in the Company. The Company's management has no present plans or understandings for the issuance of additional authorized shares contemplated by this proposal, except as otherwise described in this Proxy Statement.

     Each share of Common Stock has an associated right (a "Right") to purchase from the Company one one-hundredth (1/100th) of a share of a series of the Company's preferred stock, designated as Series A Junior Participating Preferred Stock, $.01 par value, under certain circumstances. When the Common Stock is split, each share of Common Stock will have with it one-half of an associated Right (which has the same economic equivalent as the current Right). It is possible that the existence of the Rights may have the effect of delaying, deterring or preventing a takeover of the Company.

     The Company's Restated Certificate of Incorporation states that holders of Common Stock have no preemptive rights and no right to cumulate votes for the election of Directors.

     Upon the effectiveness of the stock split, appropriate adjustments will be made to stock options, restricted stock, deferred share equivalents and other stock-based instruments awarded or acquired and to be awarded or acquired under certain of the Company's compensation and benefit programs.

     The shares of Common Stock to be issued by way of stock dividend in connection with the split will be listed for trading on the New York Stock Exchange under the symbol "EPG." The Company anticipates that the certificates for the new shares of Common Stock will be mailed to stockholders on April 1, 1998. EACH CERTIFICATE OUTSTANDING IMMEDIATELY PRIOR TO THE SPLIT WILL CONTINUE TO REPRESENT THE NUMBER OF SHARES SHOWN ON THE CERTIFICATE AND SHOULD BE RETAINED BY THE STOCKHOLDER.

     The Company is of the opinion that the stock split will not result in taxable income to the stockholders under the present provisions of the Internal Revenue Code of 1986, as amended. The new shares will each have a basis for computing gain or loss equal to one-half of the cost or other basis of the old shares and the holding period of the new shares will be the same as the holding period for the old shares.

     Although the Board of Directors presently intends to employ the additional shares of Common Stock solely for the purposes set forth above, such shares could be used by the Board of Directors to dilute the stock ownership of persons seeking to obtain control of the Company, thereby possibly discouraging or deterring a non-negotiated attempt to obtain control of the Company and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board of Directors have knowledge of, any effort to accumulate capital stock of the Company or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

     AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE SPECIAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL CONSTITUTE APPROVAL.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                              COST OF SOLICITATION

     The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card, and the cost of solicitation of proxies on behalf of the Company's Board of Directors will be borne by the Company. The Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies from stockholders at an estimated fee of $10,000, plus reimbursement of out-of-pocket expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by Georgeson & Company Inc. Brokerage houses and other custodians and nominees will be asked whether other persons are beneficial owners of the shares of Common Stock which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. The Company will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of Common Stock.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the Special Meeting. If, however, any other matters should come before the Special Meeting all proxies which have been signed and returned without further instruction will give the persons designated thereon discretionary authority to vote according to their best judgment.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for inclusion in the Proxy Statement to be issued in connection with the Company's 1999 Annual Meeting of Stockholders must be mailed to the Corporate Secretary, El Paso Natural Gas Company, 1001 Louisiana, Houston, Texas 77002, and must be received by the Corporate Secretary on or before November 30, 1998. The Company will consider only proposals meeting the requirements of applicable SEC rules.

                                                   By Order of the Board of
                                                           Directors

                                                     /s/ DAVID L. SIDDALL

                                                        DAVID L. SIDDALL
                                                      Corporate Secretary

Houston, Texas
February 6, 1998

                        CONFIDENTIAL VOTING INSTRUCTIONS
                          EL PASO NATURAL GAS COMPANY,
                  doing business as EL PASO ENERGY CORPORATION
                SPECIAL MEETING OF STOCKHOLDERS - March 2, 1998
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO:  BANKERS TRUST COMPANY, TRUSTEE UNDER EL PASO
     NATURAL GAS COMPANY BENEFITS PROTECTION TRUST

The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock, par value $3.00 per share ("Common Stock") of El Paso Natural Gas Company, doing business as El Paso Energy Corporation ("El Paso") credited to my account under the referenced Plan at the close of business on February 2, 1998, the record date, at the Special Meeting of Stockholders to be held at The Adolphus Hotel, 1321 Commerce Street, Dallas, Texas on March 2, 1998, and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Special Meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by February 25, 1998, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is returned to the Trustee without direction being given, this proxy will be voted FOR Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.        PLEASE MARK YOUR CHOICE LIKE THIS [ ]
                                                                IN DARK INK AND SIGN AND DATE BELOW

 1.  Amendment to the Company's Restated Certificate of Incorporation,          For       Against       Abstain
     as amended, to increase the number of authorized shares of Common          [ ]         [ ]           [ ]
     Stock to 275,000,000.




                                                      If acting as attorney, executor, trustee or in other
                                                      representative capacity, sign name and title. If a
                                                      corporation, please sign in full corporate name by
                                                      President or other authorized officer. If a partnership,
                                                      please sign in partnership name by authorized person.

                                                      IMPORTANT: Please mark, sign, date, and return this proxy
                                                      card promptly using the enclosed envelope.


Shares held as of December 31, 1997:  ___________   ________________________________________   ________________
                                                    SIGNATURE                                  DATE

                        CONFIDENTIAL VOTING INSTRUCTIONS
                          EL PASO NATURAL GAS COMPANY,
                  doing business as EL PASO ENERGY CORPORATION
                SPECIAL MEETING OF STOCKHOLDERS - March 2, 1998
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


TO:  BANKERS TRUST COMPANY, TRUSTEE UNDER EL PASO
     ENERGY CORPORATION RETIREMENT SAVINGS PLAN

The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock, par value $3.00 per share ("Common Stock") of El Paso Natural Gas Company, doing business as El Paso Energy Corporation ("El Paso") credited to my account under the referenced Plan at the close of business on February 2, 1998, the record date, at the Special Meeting of Stockholders to be held at The Adolphus Hotel, 1321 Commerce Street, Dallas, Texas on March 2, 1998, and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Special Meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by February 25, 1998, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is returned to the Trustee without direction being given, this proxy will be voted FOR Proposal 1.

PLEASE MARK YOUR CHOICE LIKE THIS [ ] IN DARK INK AND SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Amendment to the Company's Restated Certificate of     For   Against  Abstain
Incorporation, as amended, to increase the number of      [ ]     [ ]      [ ]
authorized shares of Common Stock to 275,000,000.



                                       If acting as attorney, executor,
                                       trustee or in other representative
                                       capacity, sign name and title. If a
                                       corporation, please sign  in full
                                       corporate name by President or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized person.

                                       IMPORTANT:   Please mark,  sign, date,
                                       and return  this proxy  card promptly
                                       using the enclosed envelope.

Shares held as of December 31, 1997: _______  _______________________  ________
                                              SIGNATURE                DATE

                      SOLICITED BY THE BOARD OF DIRECTORS

                          EL PASO NATURAL GAS COMPANY,

                 DOING BUSINESS AS EL PASO ENERGY CORPORATION,

                        SPECIAL MEETING OF STOCKHOLDERS

                                 MARCH 2, 1998



     The undersigned hereby appoints William A. Wise and Britton White, Jr., and each or any of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of El Paso Natural Gas Company, doing business as El Paso Energy Corporation, held of record by the undersigned on February 2, 1998 at the Special Meeting of Stockholders to be held at The Adolphus Hotel, 1321 Commerce Street, Dallas, Texas on March 2, 1998, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Special Meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR proposal 1.

                                                                    -----------
            (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)    SEE REVERSE
                                                                        SIDE
                                                                    -----------

-----  PLEASE MARK
  X    VOTES AS IN
-----  THIS EXAMPLE.

                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

                               1. Amendment to the Company's Restated Certificate of
                                  Incorporation, as amended, to increase the number
                                  of authorized shares of common stock to 275,000,000.

                                              FOR       AGAINST    ABSTAIN
                                              [ ]         [ ]        [ ]


                               MARK HERE FOR COMMENTS                [ ]

                               MARK HERE FOR ADDRESS CHANGE
                               AND NOTE AT LEFT                      [ ]


                               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                               PROMPTLY USING THE ENCLOSED ENVELOPE.

                               Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.


Signature:                   Date:         Signature:                 Date:
          -------------------     ---------          -----------------     -------